Exhibit 10.6

A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

LOAN AGREEMENT

THIS LOAN AGREEMENT, made this 26th day of April, 2012 among (i) DAIRYLAND HP LLC, a Delaware limited liability company having an office located at c/o Dairyland USA Corporation, 100 East Ridge Road, Ridgefield, Connecticut 06877 (hereinafter referred to as the “Borrower”), (ii) THE CHEFS’ WAREHOUSE, INC., a Delaware corporation having an office located at 100 East Ridge Road, Ridgefield, Connecticut 06877, CHEFS’ WAREHOUSE PARENT, LLC, a Delaware limited liability company having an office located 100 East Ridge Road, Ridgefield, Connecticut 06877, DAIRYLAND USA CORPORATION, a New York corporation having an office located at 100 East Ridge Road, Ridgefield, Connecticut 06877, THE CHEFS’ WAREHOUSE MID-ATLANTIC, LLC, a Delaware limited liability company having an office located at 100 East Ridge Road, Ridgefield, Connecticut 06877, BEL CANTO FOODS, LLC, a New York limited liability company having an office located at 100 East Ridge Road, Ridgefield, Connecticut 06877, THE CHEFS’ WAREHOUSE WEST COAST, LLC, a Delaware limited liability company having an office located at 100 East Ridge Road, Ridgefield, Connecticut 06877, and THE CHEFS’ WAREHOUSE OF FLORIDA, LLC, a Delaware limited liability company having an office located at 100 East Ridge Road, Ridgefield, Connecticut 06877, and all present and future material subsidiaries and affiliates as defined in the Existing Credit Agreement (defined below) (collectively, the “Guarantors”), and (iii) COMMERCIAL LENDING II LLC, a Delaware limited liability company-having an office at 106 Corporate Park Drive, White Plains, New York 10604 (hereinafter referred to as the “Lender”).

W I T N E S S E T H:

WHEREAS, the Lender made a construction loan to the Borrower in the principal amount of $11,000,000 (the “Loan”) on this date; and

WHEREAS, the Loan is evidenced by a certain Mortgage Note (as amended, modified, supplemented, replaced or restated from time to time, the “Note”), and secured by a certain leasehold mortgage, assignment of lessor’s interest in leases and rents and security agreement held by the Lender (as amended, modified, supplemented, replaced or restated from time to time, the “Mortgage”) as set forth on Schedule A attached hereto, and which mortgage encumbers certain premises located at 200-240 Food Center Drive, Bronx, New York, as more particularly described in the Mortgages (the “Premises”); and

WHEREAS, the Loan has been advanced in full on the date hereof into a separate bank account opened by the Borrower with JPMorgan Chase Bank, N.A. (the “Bank”) and pledged to the Lender to secure the Loan (the “Borrower Disbursement Account”); and

WHEREAS, subject to the terms and conditions of a Building Loan Agreement (as amended, modified, supplemented, replaced or restated from time to time, the “Building Loan Agreement”) between the Borrower and the Lender dated the date hereof and review and approval by the Lender’s construction monitor as provided for therein, loan proceeds in the Borrower Disbursement Account shall be released on approval by the Lender, for application by Borrower to direct construction costs representing costs of the improvement (as defined in the New York Lien Law Section 13) for work in place as determined by the Lender’s construction consultant (less applicable retainage) in accordance with the Building Loan Agreement upon satisfaction of all terms and conditions contained therein; and

WHEREAS, the Guarantors have guaranteed repayment of the Loan pursuant to a guaranty of even date herewith (the “Guaranty”); and

WHEREAS, the Borrower, Guarantors and the Lender have agreed to certain additional terms governing the Loan.

NOW, THEREFORE, in consideration of the Premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the parties hereto, the parties hereto agree for themselves, their successors and assigns as follows:

A. Definitions:

As used herein, the terms defined in the preamble shall have the same meaning when used in this Agreement and the following words and terms shall have the following meanings:

“Allocation Agreement” means that certain New Markets Tax Credit Allocation Agreement entered into among the Lender, National New Markets Tax Credit Fund, Inc., one or more additional subsidiaries thereof, and the CDFI Fund dated January 5, 2005 governing the Lender’s use and application of investment funds with respect to which an allocation of New Markets Tax Credits has been received by the Lender.

“Average Value” means the cost basis of the Borrower’s owned property as determined under Section 1012 of the Code plus the reasonable value of its leased property established by the Borrower and reasonably acceptable to the Lender.

“Building” means the existing building and the Improvements to be developed upon the Premises that are leased and/or owned by Borrower.

“CDFI Fund” means the Community Development Financial Institutions Fund of the U. S. Department of Treasury or any successor agency charged with oversight responsibility for the NMTC program.

“Census Tract” means population census tract #36005010500, located in Bronx, New York.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, or any corresponding provision or provisions of prior or succeeding law.

“Collectibles” has the meaning set forth in Section 408(m)(2) of the Code, including (a) any work of art; (b) any rug or antique; (c) any metal or gem; (d) any stamp or coin; (e) any alcoholic beverage; or (f) any other tangible personal property specified by the IRS; provided, however, that certain coins and bullion are not Collectibles as provided in Section 408(m)(3) of the Code.

“Excluded Business” means any of the following (which are those trades or businesses that do not constitute a “qualified business” under NMTC Program Requirements): (a) any trade or business consisting of the operation of any private or commercial golf course, country club, massage parlor, hot tub facility, suntan facility, racetrack or other facility used for gambling, or any store the principal business of which is the sale of alcoholic beverages for consumption off premises; (b) any trade or business the principal activity of which is farming (within the meaning of section 2032A(e)(5)(A) or (B)); (c) any trade or business consisting predominantly of the development or holding of intangibles for sale or license; and (d) the ownership or leasing of “residential rental property” as defined under Section 168(e)(2)(A) of the Code.

“Financial Projections” means those certain financial projections prepared by the Borrower and attached hereto as Exhibit 1 reflecting anticipated sources and uses for the development of the Premises, and pro forma cash.

“Improvements” has the meaning set forth in the Building Loan Agreement.

“Investor” means JPMorgan Chase & Co.

“IRS” means the Internal Revenue Service of the United States Treasury Department, or any successor thereof.

“Loan Documents” shall mean this Agreement, the Note, the Mortgage, the Building Loan Agreement, the Guaranty and the other documents, instruments and agreements, executed and delivered in connection herewith and therewith with respect to the Loan, as the same may be amended, modified, restated and replaced from time to time.

“NMTC” and “New Markets Tax Credit” means the new markets tax credit provided for in Section 45D of the Code.

“NMTC Certification Application” means the Community Development Entity Certification Application of Lender, as the same may have been supplemented or amended, together with the notice of the certification of Lender as a CDE issued by the CDFI Fund.

“NMTC Control” means, with respect to an entity, the direct, indirect, or common ownership (based on value) of more than fifty percent (50%) of an entity, or the direct, indirect, or common control (based on voting rights or “management rights”) of more than fifty percent (50%) of such entity, in each case as such terms are used in Treasury Regulations Section 1.45D-1(d)(6)(ii)(B). For this purpose, the term “management rights” means the power to influence the management policies or investment decisions of an entity.

“NMTC Program Requirements” as used in this Agreement shall mean, collectively, all provisions of Section 45D of the Code, the Treasury Regulations and Guidance, the NMTC Certification Application, the Allocation Agreement.

“NMTC Recapture Event” means any event or condition arising as a result of the action or inaction of Borrower or its affiliates that would cause or result in a recapture or disallowance of all or any portion of the New Markets Tax Credits expected to be claimed by the Investor (on account of Investor’s indirect ownership of Lender) pursuant to Section 45D of the Code or the Treasury Regulations and Guidance thereunder.

“Nonqualified Financial Property” as used in this Agreement shall mean debt, stock, partnership interests, options, futures contracts, forward contracts, warrants, notional principal contracts, annuities, and other similar property as described in Treasury Regulations Section 1.45D-1(d)(4)(i)(E).

“Project” means the development of the Improvements upon the Premises and the acquisition of the equipment in connection therewith.

“Project Business” means the development, ownership, operation and leasing and/or subleasing of the Premises and the acquisition, installation and leasing of related equipment.

“Tenant Excluded Business” means (i) the ownership or leasing of residential rental property as defined under Section 168(e)(2)(A) of the Code and (ii) any trade or business consisting of the operation of any private or commercial golf course, country club, massage parlor, hot tub facility, suntan facility, racetrack or other facility used for gambling, or any store the principal business of which is the sale of alcoholic beverages for consumption off premises.

“Treasury Regulations” means and includes any proposed, temporary and/or final regulations promulgated under the Code published by the United States Treasury Department.

“Treasury Regulations and Guidance” means the Treasury Regulations and any guidance, rule, or procedure published by the CDFI Fund or the United States Treasury Department.

B. Condition to Funding Borrower Disbursement Account:

Lender shall not be required to advance the proceeds of the Loan into the Borrower Disbursement Account unless and until Lender shall have determined that the Borrower’s development of the Project and its ownership, operation and leasing of the Premises constitute a “portion of the business” of Borrower’s sole member in accordance with Treasury Regulations Section 1.45D-1(d)(4)(iii), such that the activities and operations of the Borrower constitute and are reasonably expected to constitute a “qualified active low-income community business” under the Code and the Treasury Regulations throughout the term of the Loan.

C. Prepayment Restrictions:

Borrower shall make no prepayment, in whole or in part, of the principal of the Note during the period commencing on the date hereof and ending on the Lockout Date (as defined in the Note).

D. NMTC Representations and Warranties.

The Borrower represents (as of the date hereof) and warrants to the Lender as follows:

1. Borrower is a “qualified active low income community business”, as defined in Section 45D(d)(2) of the Code and Treasury Regulation Section 1.45D-1(d)(4).

2. The Premises are located in the Census Tract and the Census Tract constitutes a “low-income community”, as defined in Section 45D(e)(1) of the Code.

3. The Census Tract is characterized by the following additional economic distress criteria; (i) a poverty rate greater than 30 percent; (ii) a median family income that does not exceed 60 percent of the greater of statewide median family income of the metropolitan area median family income; and (iii) an unemployment rate in excess of 1.5 times the national average.

4. With respect to the current taxable year, at least fifty percent (50%) of the total gross income of Borrower is and will be derived from the active conduct of its trade or business within the Census Tract.

5. Borrower does not have any employees and does not expect to have any employees during the term of the Loan.

6. With respect to the current taxable year, at least eighty-five percent (85%) of the use of the tangible property of Borrower (whether owned or leased) is and will be within the Census Tract (for purposes of this representation, the percentage of tangible property owned or leased by Borrower during the taxable year in the Census Tract, and shall be determined based on a fraction, (i) the numerator of which is the Average Value of tangible property (owned or leased) used by Borrower within the Census Tract, and (ii) the denominator of which is the Average Value of the tangible property owned or leased by Borrower and used by Borrower during the taxable year).

7. With respect to the current taxable year, less than five percent (5%) of the average of the aggregate unadjusted basis of the property of Borrower is and shall be attributable to Nonqualified Financial Property.

8. With respect to the current taxable year, less than five percent (5%) of the average of the aggregate unadjusted basis of the Borrower’s property is and shall be attributable to Collectibles.

9. [reserved].

10. The Borrower is disregarded as separate from its sole member for federal income tax purposes; notwithstanding the foregoing, Borrower maintains complete and separate books and records for the Project Business, which books and records are separate and distinct from the books and records maintained by Borrower’s sole member or any other direct or indirect owner of Borrower.

11. The sole business and activity of Borrower consists of the operation of the Project Business, and Borrower has no plans to change its business in a material manner that would affect Borrower’s continued compliance with the covenants in this Agreement or its qualification as a “qualified active low-income community business”.

12. Borrower is not a bank, credit union or other financial institution.

13. All documents provided to Lender by Borrower or Guarantors regarding the Borrower contain information that is complete and accurate in all material respects and represents the entire business of Borrower in all material respects.

14. The factual assumptions with respect to the Borrower, Guarantors, and the Project underlying the Financial Projections are reasonable in all material respects.

15. The amount of reserves, receivables, assets or other items of working capital shown on the balance sheet of the Borrower submitted to Lender is reasonable based upon Borrower’s reasonably anticipated working capital needs.

16. Borrower’s trade or business does not consist of the operation of any Excluded Business.

17. No tenant, subtenant, or other occupant of the Premises is engaged nor shall Borrower permit any tenant, subtenant, or other occupant to engage in any Tenant Excluded Business.

18. No portion of the Building is a “qualified low-income building” as such term is defined in Section 42 of the Internal Revenue Code

19. Borrower reasonably expects that the completion of the Project and the operation, leasing and subleasing of the Building will, within three (3) years of the date of this Loan Agreement, generate revenues.

20. Neither Borrower nor any affiliate of Borrower has had any communication with the CDFI Fund or the U.S. Department of the Treasury concerning non-compliance with, or deficiencies in, reporting practices.

21. Borrower expects to use all the proceeds of the Loan deposited into the Borrower Disbursement Account within 12 months following the Closing Date.

22. The fair market value of the Premises, (as determined by the appraisal performed by Lender) after completion and stabilization, is not expected to be less than the aggregate amount of all indebtedness secured by the Premises.

23. To Borrower’s knowledge, there have been no irregularities or illegal acts that would have a material effect on the matters described in this Section, and there has been no: fraud involving management or employees who have significant roles in the internal control structure of the Borrower; fraud involving other employees that could have a material effect on the matters described in this Section; or communications from the CDFI Fund or other regulatory agencies concerning noncompliance with, or deficiencies in, financial reporting practices that could have a material effect on the matters described in this Section.

24. Neither the Borrower nor any Guarantor, nor any of their respective principals, as defined in 31 C.F.R. 19.995 (it being understood that shareholders of Chef’s Warehouse, Inc. who do not have management or supervisory responsibilities with respect to such corporation are not principals for the purpose of this representation), has been or is presently debarred, suspended, declared ineligible, or voluntarily excluded from participation in a covered transaction by any Federal department or agency, as such terms are defined in Executive Order 12549, nor is any such action pending or proposed. Borrower and each Guarantor shall simultaneously with execution and delivery of this Agreement, execute and deliver a certification regarding debarment, suspension, ineligibility and voluntary exclusion in the form attached hereto as Exhibit 2 to further evidence this representation and warranty.

25. [reserved]

26. [reserved]

27. [reserved]

28. The Borrower is duly formed, in good standing, and qualified to do business in the state in which the Premises are located. The sole member of Borrower is duly incorporated, in good standing, and qualified to do business in the state in which the Premises are located.

29. The Borrower (and the undersigned representatives of the Borrower) has the full power and authority to execute and deliver this Agreement and the other Loan Documents, and the same constitute the binding and enforceable obligations of the Borrower in accordance with their terms.

E. NMTC Covenants.

The Borrower covenants, for the benefit of the Lender, as follows:

1. Borrower shall be a “qualified active low income community business”, as defined in Section 45D of the Code and Treasury Regulation Section 1.45D-1(d)(4), meeting all requirements therefor, and shall take all actions necessary to maintain such status required by Section 45D of the Code and the related Treasury Regulations and Guidance.

2. Borrower shall take all actions within its control necessary to maintain the status of the Loan as a “qualified low-income community investment”, as defined under Section 45D of the Code and Treasury Regulations Section 1.45D-1(d).

3. Borrower shall engage in no business other than the Project Business, and Borrower shall conduct its business exclusively upon the Premises within the Census Tract.

4. With respect to each taxable year during the term of the Loan, fifty percent (50%) or more of the total gross income of the Borrower shall be derived from the active conduct of a qualified business (as defined in Section 45D(d)(3) of the Code and the related Regulations) within the Census Tract, as determined pursuant to Section 1.45D-1(d)(4)(i)(A) of the Treasury Regulations.

5. Borrower shall not hire any employees during the term of the Loan, and with respect to each taxable year during the term of the Loan, eighty-five percent (85%) or more of the use of the tangible property of the Borrower (whether owned or leased) is and shall continue to be within the Census Tract (for purposes of this covenant, the percentage of tangible property owned or leased by Borrower during the taxable year in the Census Tract, and shall be determined based on a fraction, (i) the numerator of which is the Average Value of tangible property used by Borrower within the Census Tract, and (ii) the denominator of which is the Average Value of the tangible property owned or leased by Borrower and used by Borrower during the taxable year).

6. Notwithstanding the foregoing and without limiting Borrower’s covenants in the preceding Section E 5, if in any taxable year Borrower has employees, then at least forty percent (40%) of the services performed for Borrower by its employees, or by the employees of an affiliate primarily engaged in providing services to Borrower, will be within the Census Tract (for purposes of this covenant, this percentage is determined based on a fraction, (i) the numerator of which is the total amount paid by Borrower for employee services performed in the Census Tract during the taxable year, and (ii) the denominator of which is the total amount paid by Borrower for employee services during the taxable year).

7. Borrower shall not purchase, acquire or allow the build-up of Nonqualified Financial Property to the extent such purchase, acquisition or build-up would cause the aggregate unadjusted basis of the Borrower’s Nonqualified Financial Property to be five percent (5%) or more of the average of the aggregate unadjusted bases of all property of the Borrower nor shall Borrower dispose of any asset if the disposition would cause the aggregate unadjusted basis of the Borrower’s Nonqualified Financial Property to be five percent (5%) or more of average of the aggregate unadjusted bases of all property of the Borrower.

8. Borrower shall not acquire any Collectible to the extent that, after such acquisition, the aggregate unadjusted bases of Collectibles owned by the Borrower would equal or exceed five percent (5%) of the average of the aggregate unadjusted bases of all property of the Borrower nor shall Borrower dispose of any asset if the disposition would cause the aggregate unadjusted basis of the Borrower’s Collectibles to be five percent (5%) or more of the average of the aggregate unadjusted bases of all property of the Borrower.

9. Borrower shall not conduct any Excluded Business.

10. Borrower shall not lease any portion of the Premises to, or allow the use of any portion of the Premises by, any tenant, subtenant or occupant engaged in any Tenant Excluded Business nor shall Borrower permit any tenant, subtenant or occupant to engage in any Tenant Excluded Business.

11. At no time shall the Building (or any portion thereof) constitute “residential rental property” under Section 168(e)(2)(A) of the Code.

12. Borrower shall keep books and records of account in accordance with sound accounting practices consistenty applied, or in accordance with other methods acceptable to Lender in its reasonable discretion.

13. Borrower will treat all funds in the Borrower Disbursement Account as an asset on the financial statements of the Borrower.

14. Borrower will treat the Loan as indebtedness for all purposes, and will not take any positions contrary to such treatment.

15. Borrower shall be an entity disregarded as separate from any other entity for federal income tax purposes and shall comply in all respects with the terms and conditions of Section-F hereof.

16. Borrower shall not be a bank, credit union or other financial institution.

17. The Premises shall not be a “qualified low-income building” under Section 42 of the Code and no proceeds of the Loan shall be used to finance costs included in the “eligible basis” of a “qualified low-income building” under Section 42 of the Code.

18. [reserved]

19. Borrower shall not change its name, or relocate, move or otherwise change its principal place of business from the Census Tract.

20. [reserved]

21. Borrower acknowledges and agrees that the Loan shall be subject to NMTC Program Requirements, and Borrower covenants to reasonably and promptly cooperate with Lender in strictly complying with the NMTC Program Requirements to the extent within Borrower’s control.

22. Borrower shall promptly supply Lender with any reports, records, statements, documents or other information reasonably requested by the Lender in connection with responding to any request by the CDFI Fund or reporting obligation pursuant to Sections 6.3 and 6.5 of the Allocation Agreement (e.g., financial and activity reports, records, statements, documents and other information for purposes of complying with this Section E-22) or any other request by the IRS or the CDFI Fund (or any other governmental authority designated for such purpose) as may be required to comply with the NMTC Program Requirements.

23. Borrower shall collaborate with Lender with respect to the response to be made to any notice received by the Lender pursuant to Section 8.6 of the Allocation Agreement relating to the Loan, the Project, or the Borrower.

24. Borrower shall not permit a change in ownership of membership interests in the Borrower or any affiliate which would result in the Lender or its direct or indirect owners having NMTC Control of the Borrower, and Borrower shall not take any action, which would result in the Lender or its direct or indirect owners having NMTC Control of the Borrower; provided, however, that it shall not be a violation of this covenant if Lender or any of its constituent owners shall acquire NMTC Control as a result of the purchase by any such entity of the stock of Chef’s Warehouse, Inc. in a public market. Borrower shall notify the Lender in writing reasonably promptly after obtaining knowledge that JPMorgan Chase & Co, or a subsidiary thereof has obtained NMTC Control of the Borrower on account of the purchase by such entity of the stock of Chef’s Warehouse, Inc

25. Borrower shall not, by its action or inaction, cause a NMTC Recapture Event, and Borrower shall cooperate with the Lender and its Members to avoid causing a NMTC Recapture Event, and, to the extent necessary and permitted pursuant to NMTC Program Requirements, to cure any such NMTC Recapture Event caused by Borrower.

26. Borrower shall be responsible for informing the Lender of any of default or compliance failure under this Section E of which the Borrower has knowledge reasonably promptly after Borrower has become aware of such default or compliance failure.

27. Borrower shall maintain records of:

(i) the gross income of the Borrower and sources from which such gross income is derived sufficient to establish compliance with the requirements of Section E 4 above;

(ii) if applicable, the activities and services performed by employees of Borrower (and the employees of any affiliate primarily engaged in providing services to Borrower) and the administration of their employment (including the amount paid for such services, where their services are performed and, in instances where such employees also perform services for persons or entities other than Borrower, the allocation of their time between Borrower and any such other person or entity and including amounts paid by Borrower for employee services performed in the Census Tract and total amounts paid by Borrower for employee services, in each case during the taxable year) that are sufficient to establish compliance with the requirements of Section E-6 above;

(iii) the Average Values and locations of its tangible property that are sufficient to establish compliance with the requirements of Section E 5 above; and

(iv) the unadjusted bases of its property generally and in particular, any Nonqualified Financial Property and any Collectibles it may own, that are sufficient to establish compliance with the requirements of Sections E 7 and E 8 above.

28. The Borrower shall promptly supply the Lender the following information:

(i) at closing of the Loan, an estimate of the number of construction jobs, if any, involved in the Project, including the jobs held by low-income persons or residents of low-income communities as defined in Section 45D of the Code to the extent the latter information is available, and a breakdown of the construction jobs based upon wages;

(ii) an estimate of the number of full-time equivalent jobs as of the date hereof, and the projected full-time equivalent jobs to be created or retained, and within forty-five (45) days of the close of each tax year, the jobs actually created or retained as a result of the financing, including an estimate of the number of permanent jobs held by low-income persons or residents of low-income communities as defined in Section 45D of the Code and a breakdown of such jobs based on wages;

(iii) the number of square feet of space being improved with the proceeds of the Loan;

(iv) at closing of the Loan, the projected annual gross revenues of Borrower as of its fiscal year ending prior to the Loan, and within forty-five (45) days of the close of each tax year, the annual gross revenues of Borrower for each preceding tax year, if applicable; and

(v) to the extent such information is available to Borrower, the number of minority, woman or low-income person-owned or controlled businesses involved in the construction of the Project and that are tenants the Premises.

29. Borrower shall promptly provide to Lender such other information respecting the condition or operations, financial or otherwise, of Borrower and/or the Premises or the economic impact of the Project on the community as Lender may from time to time reasonably request.

30. At six (6) month intervals (on May 15 and November 15 of each year during the loan term or on such other dates as the Lender shall specify), Borrower shall certify in writing to Lender that it remains in compliance with the provisions this Section E.

31. On an annual basis no later than 60 days after the end of each fiscal year, Borrower shall deliver to Lender a QALICB compliance certification in the form attached hereto as Exhibit -3 with respect to the immediately preceding fiscal year.

32. Borrower shall pay, promptly upon demand, (i) any annual fee of Lender assessed by and payable to the CDFI Fund on or after the date hereof pursuant to Section 7.1 of the Allocation Agreement; and (ii) all other fees and costs incurred by Lender arising out of or relating to NMTC Program Requirements pertaining to the Project, the Loan or Borrower’s acts or omissions under the Loan Documents.

33. Borrower acknowledges and agrees that the Lender, its members, partners, and shareholder(s), as applicable, and their respective legal counsel may rely on the representations, warranties and covenants contained herein.

F. Portion of the Business Covenants:

1. Even though the Borrower is a separate limited liability company under Delaware state law, Borrower shall conduct the Project Business as a distinct portion of the business of Borrower’s sole member for the purpose of Section 45 D of the Code and Treasury Regulation Section1.45 D-1(d) (4) (iii) in the manner provided in Sections D and E of this Agreement.

2. Borrower acknowledges that the status of the Loan as a “qualified low-income community investment” is dependent upon Borrower’s compliance with Treasury Regulations Section 1.45D-1(d)(4)(iii), in order to establish the Project Business as a “qualified active low-income community business”. Accordingly, in order to establish and maintain the Project Business as a distinct portion of the business of Borrower’s sole member for the purpose of Section 45 D of the Code and Treasury Regulations Section 1.45 D-1(d) (4) (iii):

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(i) Borrower shall provide documentation satisfactory to Lender that the proceeds of the Loan will be used solely to pay or reimburse costs incurred for the Project Business.

(ii) Borrower shall maintain complete and separate books and records for the Project Business, which books and records shall be separate and distinct from the books and records generally maintained by Borrower’s sole member with respect to its other businesses, activities, and operations and which shall include such information and be maintained with sufficient detail in order to evidence compliance by the Project Business with the covenants set forth in Section E, and Borrower shall retain such books and records for a period of not less than four (4) years from the Lockout Date hereof. In the event further regulatory guidance is hereafter issued detailing additional requirements that must be met in order to demonstrate that complete and separate books and records are being maintained for purposes of Treasury Regulations Section 1.45D-1(d)(4)(iii), Borrower agrees to comply with such additional requirements within a reasonable time following issuance of such guidance. Subject to modification based on further guidance, such books and records shall include, without limitation, financial statements (including balance sheets, income statements and statements of cash flow) for the Project Business. Borrower shall produce financial statements for the Project Business for each fiscal quarter and provide a copy of such financial statements to Lender no later than sixty (60) days after the end of each fiscal quarter, and Borrower shall produce financial statements for the Project Business for each fiscal year and provide a copy of such financial statements to Lender no later than sixty (60) days after the end of each fiscal year,

(iii) The Project Business shall consist solely of the development of the Project and the ownership, leasing, and subletting of the Premises and Borrower shall not include any other asset or property or any income or expense not directly related to the Premises within the Project Business.

(iv) All assets of the Borrower shall be separately identified, maintained and segregated from the assets of the other businesses, activities, and operations of Borrower’s affiliates, including without limitation, its sole member, and in furtherance thereof, (A) all funds of the Project Business shall be deposited or invested separately from the rest of Borrower’s affiliates (including without limitation its sole member’s) funds, and (B) all such funds of the Project Business shall be used only for the Project Business.

G. Remedies. Without limiting any other rights or remedies of Lender, Borrower acknowledges and agrees that (i) the failure of the Loan to constitute a “qualified low-income community investment”, as well as the failure of Borrower to provide the certifications and other information that Lender may require in order to confirm and report that the Loan constitutes a qualified low-income community investment, will have a material, adverse effect on Lender, and (ii) accordingly, in the event that any Event of Default shall arise as a result of (A) a breach or violation of any of the representations and warranties in Section D or (B) a breach, violation, or failure to comply with any of the covenants set forth in Sections E or F, such Event of Default shall be material and shall entitle Lender to exercise any and all remedies available under the Loan Documents, or at law or in equity, on account of any such Event of Default.

H. Other Covenants.

1. In addition, the Guarantors shall comply with all of negative and affirmative covenants contained in that certain Credit Agreement among The Chefs’ Warehouse, Inc. and Chefs’ Warehouse Parent, LLC, Dairyland USA Corporation, The Chefs’ Warehouse Mid-Atlantic, LLC, Bel Canto Foods, LLC, The

Chefs’ Warehouse West Coast, LLC and The Chefs’ Warehouse of Florida, LLC, and JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders referenced therein dated as of April 25, 2012 (as the same may be amended and/or restated, waived, supplemented, substituted or replaced by another financing agreement, from time to time, the “Existing Credit Agreement”) provided that any waiver of any such covenant pursuant to the Existing Credit Agreement shall constitute a waiver for the purposes hereof. In the event that the Existing Credit Agreement expires or terminates, and the same is not replaced, the negative and affirmative covenants contained in the Existing Credit Agreement shall remain in full force and effect with respect to Guarantors and the Loan until such time as a new or replacement credit agreement is entered into, at which time the covenants contained in such new, restating or replacing agreement shall be incorporated, all of which are hereby incorporated by reference. The negative and affirmative covenants contained in the Existing Credit Agreement are hereby incorporated by reference and shall survive repayment thereof and termination of the Loans described in the Existing Credit Agreement.

2. The Borrower and the Guarantors shall give the Lender prompt written notice of the creation, establishment or acquisition, in any manner, of any Subsidiary not existing on the date hereof, and (i) cause such Subsidiary to execute and deliver to the Lender a guaranty, substantially in the form executed and delivered to the Lender by the Guarantors on the date hereof, of the Borrower’s Debt (as defined in the Guaranty) to the Lender, which shall be joint and several with the other Guarantors, and (ii) thereafter submit to the Lender consolidated and consolidating financial statements of the Borrower and all such Subsidiaries and thereafter submit to the Lender financial statements of such subsidiary or affiliate in accordance with the provisions of this Agreement.

3. [reserved]

4. Commencing on the earlier of (a) the first day of the first month following the one-year anniversary of the date hereof, (b) the first day of the first month following the completion of construction of the Improvements (as defined in the Building Loan Agreement) as determined by the Lender under the Building Loan Agreement and receipt of a certificate of occupancy for the Improvements, The Chefs’ Warehouse Mid-Atlantic LLC will be required to make monthly payments into a sinking fund account to be opened and maintained at JPMorgan Chase Bank, N.A. (the “Sinking Fund Reserve”) to be pledged to and controlled by Lender (the “Sinking Fund Reserve Pledge”) to secure The Chefs’ Warehouse Mid-Atlantic LLC ’s obligations under the Guaranty. Each monthly payment shall be in an amount equal to the principal amount of the Loan divided by 180 ($61,111.11 per month). The Sinking Fund Reserve may be made available by the Guarantor to the Borrower to assist in the refinancing of the Loan and will also secure the obligations of the Guarantor under the Guaranty. Notwithstanding anything herein to the contrary, the Sinking Fund Reserve shall not at any time be required to exceed the outstanding principal balance of the Loan and in the event thereof, upon the written request to the Lender, provided that the Loan has been fully advanced and/or released to the Borrower and the Lender has no more obligations to make any further advances under the Loan Documents, any such excess shall be released to the The Chefs’ Warehouse Mid-Atlantic LLC.

I. Events of Default. The term “Event of Default” as used in this Agreement shall mean the occurrence of any one or more of the following events:

(a) If any representation or warranty of Borrower made herein shall have been incorrect when made in any material respect, or if the Borrower or any Guarantor shall be in default under any of the provisions of Section E.1 through 19, 24, 25 or 27, or Section F of this Agreement;

(b) If the Borrower or any Guarantor shall be in default under any of the provisions of this Agreement not specified in Section I(a) above (other than section H (1), which shall be governed by clause (d) below) for five (5) days after notice from the Lender in the case of any default which can be cured by the payment of a sum of money, or for twenty (20) days after notice from the Lender in the case of any other default, provided that if such default cannot reasonably be cured within such twenty (20) day period and the Borrower shall have commenced to cure such default within such twenty (20) day period and thereafter diligently and expeditiously proceeds to cure the same, such twenty (20) day period shall be extended for so long as it shall require the Borrower in the exercise of due diligence to cure such default, it being agreed that no such extension shall be for a period in excess of sixty (60) days, or shall be construed as having the effect of extending the Completion Date (as defined in the Building Loan Agreement);

(c) If a default shall occur and be continuing beyond any applicable grace and cure period under any of the Loan Documents;

(d) a default beyond any applicable cure period or at maturity by the Borrower or any Guarantor in any payment of principal or interest due on or in the performance of any other provision contained in the Existing Credit Agreement (as defined above) including the breach of any covenant thereunder, if (x) with respect to a payment default, such payment is a payment at maturity or a final payment, or (y) the effect of such default is to cause the lender (or lead bank acting as agent) under the Existing Credit Agreement (a “Holder”) to accelerate the balance due thereunder prior to its stated maturity (or under any agreement or instrument by which the Existing Credit Agreement is evidenced or secured) and, in any case, no waiver, extension or forbearance agreement is then in effect; provided further, that any subsequent waiver, extension or forbearance agreement or cure by payment or other satisfaction accepted by the Holder shall be concurrently deemed a cure of the default created under this clause; or

Upon the occurrence of an Event of Default, the Lender (i) may, at its option and in its sole and absolute discretion, declare the Debt (as defined in the Building Loan Agreement) immediately due and payable, and (ii) may, at its option and in its sole and absolute discretion, cease to release funds from the Borrower Disbursement Account, and (iii) may pursue any and all remedies provided for in the Loan Documents, or otherwise available.

J. General Provisions.

1. [reserved]

2. Neither this Agreement nor any other Loan Document nor any provision hereof or thereof may be modified, amended, changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

3. This Agreement may be executed in one or more counterparts each of which shall be an original but all of which when taken together shall constitute one and the same instrument. The failure of any party listed below to execute, acknowledge or join in this Agreement, or any counterpart hereof, shall not relieve the other signatories from the obligations hereunder.

4. This Agreement is and shall be deemed to be a contract entered into pursuant to the laws of the State of New York and shall in all respects be governed, construed, applied and enforced in accordance with the laws of the State of New York.

5. This Agreement is binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

6. Nothing in this Agreement or any other Loan Document is intended to or shall be deemed to create any rights or obligations of partnership, joint venture, or similar association among the parties hereto.

7. If any term, covenant, provision or condition of this Agreement or any of the other Loan Documents shall be held to be invalid, illegal or unenforceable in any respect, this Agreement shall be construed without such term, covenant, provision or condition.

8. The parties hereto hereby voluntarily, knowingly, irrevocable and unconditionally waive and right to have a jury participate in resolving any dispute (whether based on contract, tort, or otherwise) between the undersigned and the Lender arising out of or in any way related to this Agreement, the Note, the Mortgage and every other Loan Document heretofore, now or hereafter executed and/or delivered in connection therewith, the Loan and all other obligations of the Borrower or Guarantor related thereto or in any way related to this transaction or otherwise with respect to the Premises. This provision is a material inducement to the Lender to provide the financing evidenced by the Note.

9. Each of the undersigned , and the Lender hereby, each waives, to the maximum extent not prohibited by law, any right such party may have to claim or recover from the other in any legal action or proceeding any special, exemplary, punitive or consequential damages.

[NO FURTHER TEXT ON THIS PAGE]

[Signature Page to Loan Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

BORROWER:

DAIRYLAND HP LLC, a Delaware limited liability company

By:	DAIRYLAND USA CORPORATION,
a New York corporation,
its sole member and manager

	By:	/s/ Christopher Pappas
		Name:	Christopher Pappas
		Title:	Chief Executive Officer

GUARANTORS:

THE CHEFS’ WAREHOUSE, INC., a Delaware corporation

By:	/s/ Christopher Pappas
	Name:	Christopher Pappas
	Title:	Chief Executive Officer

CHEFS’ WAREHOUSE PARENT, LLC, a Delaware limited liability company

By:	THE CHEFS’ WAREHOUSE, INC.,
a Delaware corporation, its sole member

	By:	/s/ Christopher Pappas
		Name:	Christopher Pappas
		Title:	Chief Executive Officer

DAIRYLAND USA CORPORATION, a New York corporation

By:	/s/ Christopher Pappas
	Name:	Christopher Pappas
	Title:	Chief Executive Officer

THE CHEFS’ WAREHOUSE MID-ATLANTIC, LLC,
a Delaware limited liability company

By:	CHEFS’ WAREHOUSE PARENT, LLC,
a Delaware limited liability company,
its sole member and manager

	By:	THE CHEFS’ WAREHOUSE, INC.
a Delaware corporation,
its sole member

		By:	/s/ Christopher Pappas
			Name:	Christopher Pappas
			Title:	Chief Executive Officer

BEL CANTO FOODS, LLC,
a New York limited liability company

By:	DAIRYLAND USA CORPORATION,
a New York corporation,
its sole member and manager

	By:	/s/ Christopher Pappas
		Name:	Christopher Pappas
		Title:	Chief Executive Officer

THE CHEFS’ WAREHOUSE WEST COAST, LLC,
a Delaware limited liability company

By:	CHEFS’ WAREHOUSE PARENT, LLC,
a Delaware limited liability company,
its sole member and manager

	By:	THE CHEFS’ WAREHOUSE, INC.,
a Delaware corporation,
its sole member

		By	/s/ Christopher Pappas
			Name:	Christopher Pappas
			Title:	Chief Executive Officer

THE CHEFS’ WAREHOUSE OF FLORIDA, LLC,
a Delaware limited liability company

By:	CHEFS’ WAREHOUSE PARENT, LLC,
a Delaware limited liability company,
its sole member and manager

	By:	THE CHEFS’ WAREHOUSE, INC.,
a Delaware corporation,
its sole member

		By:	/s/ Christopher Pappas
			Name:	Christopher Pappas
			Title:	Chief Executive Officer

LENDER:

COMMERCIAL LENDING II LLC,
a Delaware limited liability company

By:	/s/ Patricia T. Stone
	Name:	Patricia T. Stone
	Title:	Authorized Officer

EXHIBIT 1

Financial Projections

Chef’s Warehouse, Bronx, NY

Acronym Key:
CDE = Community Development Entity NMTC = New Markets Tax Credit QALICB = Qualified Active Low Income Community Business QEI = Qualified Equity Investment QLICI = Qualified Low Income Investment

Chef’s Warehouse, Bronx, NY

SOURCES & USES

CL II Sources	Amount

JPMC Capital Contribution (QEI)	$11,000,000
—

Total Sources	$11,000,000

QALICB Sources	Amount

QLICI Loan	$11,000,000
Sponsor Equity	[*CONFIDENTIAL*]

CL II Uses	Amount

QLICI Loan	$11,000,000

Total Uses	$11,000,000

QALICB Uses	Amount

Land Acquisition	[*CONFIDENTIAL*]
Construction Costs (includes all [*CONFIDENTIAL*] phases)
General Conditions	[*CONFIDENTIAL*]
Site Work	[*CONFIDENTIAL*]
Demolition	[*CONFIDENTIAL*]
Concrete	[*CONFIDENTIAL*]
Steel	[*CONFIDENTIAL*]
Roofing	[*CONFIDENTIAL*]
Doors & Windows	[*CONFIDENTIAL*]
Finishes	[*CONFIDENTIAL*]
Specialties	[*CONFIDENTIAL*]
Equipment	[*CONFIDENTIAL*]
Cold Storage Insulation	[*CONFIDENTIAL*]
Plumbing	[*CONFIDENTIAL*]
HVAC	[*CONFIDENTIAL*]
Fire Projection	[*CONFIDENTIAL*]
Electrical	[*CONFIDENTIAL*]
Refridgeration	[*CONFIDENTIAL*]
Cooler Addition	[*CONFIDENTIAL*]
[*CONFIDENTIAL*] Contingency	[*CONFIDENTIAL*]
A&E	[*CONFIDENTIAL*]
Supervision/Project Management	[*CONFIDENTIAL*]
CM Fee [*CONFIDENTIAL*]	[*CONFIDENTIAL*]
Total Construction/Hard Costs	[*CONFIDENTIAL*]

Construction Period Interest Reserve	[*CONFIDENTIAL*]
Taxes, Assessments, Water/Sewer Rents (during construction)	[*CONFIDENTIAL*]
Insurance (during construction)	[*CONFIDENTIAL*]
Title & Recording	[*CONFIDENTIAL*]
Survey	[*CONFIDENTIAL*]
Ground Rent (during construction)	[*CONFIDENTIAL*]
Mortgage Recording Tax	[*CONFIDENTIAL*]
Appraisal	[*CONFIDENTIAL*]
Chase 3rd-Party Construction Inspection	[*CONFIDENTIAL*]
Chase Lender Legal	[*CONFIDENTIAL*]
Chase NMTC Legal	[*CONFIDENTIAL*]
QALICB Legal	[*CONFIDENTIAL*]

Total Sources	[*CONFIDENTIAL*]

Notes:

Total Uses	[*CONFIDENTIAL*]

Chef’s Warehouse, Bronx, NY

CASH FLOW PROJECTIONS

	Rate/ Amount	Term/Comments
Lower Tier Fund - Borrowing Cost
CDE Rate to QALICB on “A” Note	1.0000%	5 Year Loan, Interest Only
CDE Rate to QALICB on “B” Note	NA	NA

Year	Closing	2012	2013	2014	2015	2016	2017
		Construction Pd	Construction Pd
Project-level Cash Flow (QALICB)
Rental Income		[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
NMTC Proceeds		$11,000,000	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
Contributed Capital		[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]

Cash in Flows		[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]

Construction Costs		[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
Mortgage Recording Tax		[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
Professional Fees		[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
NMTC Financing Fees		[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
Interest Charges		[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
Principal Payment		[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
Rent		[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
Insurance		[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
Utilities		[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]

Total Cash Out Flows		[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]

Cash In Flows Excess / (Deficit)		[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]

Chef’s Warehouse, Bronx, NY

BALANCE SHEET PROJECTIONS

Year	Closing	12/31/2012	12/31/2013	12/31/2014	12/31/2015	12/31/2016	12/31/2017
		Construction Pd	Construction Pd
Project-level Balance Sheet (QALICB)

Operating Cash		[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
NMTC Cash		[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
Prepaid Assets		[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
Deferred Finance Fees		[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
Leasehold Improvements		[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
Accumulated Depreciation		[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]

Total Assets		[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]

Deferred Rent		[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
NMTC Debt		[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]

Total Liabilities		[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]

Additional Paid in Capital		[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
Retained Earnings / (Deficit)		[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]

Total Liabilities and Equity		[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]

check		[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]

Chef’s Warehouse, Bronx, NY

CONSTRUCTION DRAW DOWN SCHEDULE

4/26/2012
Month	Closing	Prior to Closing	Closing	1	2	3	4	5

QLICI Loan	$11,000,000	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
Sponsor Equity	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
Total Sources	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]

Food Tech	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
Construction Period Interest Reserve	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
Taxes, Assessments, Water/Sewer Rents (during construction)	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
Insurance (during construction)	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
Title & Recording	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
Survey	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
Ground Rent (during construction)	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
Mortgage Recording Tax	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
Appraisal	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
Chase 3rd-Party Construction Inspection	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
Chase Lender Legal	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
Chase NMTC Legal	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
QALICB Legal	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]

Total Uses	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]

Month	6	7	8	9	10	11	Next 12 mos	Total

QLICI Loan	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
Sponsor Equity	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
Total Sources	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]

Food Tech	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
Construction Period Interest Reserve	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
Taxes, Assessments, Water/Sewer Rents (during construction)	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
Insurance (during construction)	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
Title & Recording	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
Survey	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
Ground Rent (during construction)	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
Mortgage Recording Tax	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
Appraisal	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
Chase 3rd-Party Construction Inspection	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
Chase Lender Legal	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
Chase NMTC Legal	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
QALICB Legal	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]

Total Uses	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]

EXHIBIT 2

DEBARMENT CERTIFICATE

CERTIFICATION REGARDING DEBARMENT, SUSPENSION, INELIGIBILITY AND VOLUNTARY EXCLUSION – LOWER TIER COVERED TRANSACTIONS

Instructions for Certification

1. The undersigned is providing the certification set out below in connection with a loan proposed to be made by Commercial Lending II LLC, a Delaware limited liability company, to Dairyland HP LLC, a Delaware limited liability company, in amount equal to $11,000,000.

2. The certification below is a material representation of fact upon which reliance was placed when this transaction was entered into. If it is later determined that the undersigned knowingly rendered an erroneous certification, in addition to other remedies available to the federal government the department or agency with which this transaction originated may pursue available remedies, including suspension and/or debarment.

3. The undersigned shall provide immediate written notice to the person to which this certification is submitted if at any time the undersigned learns that its certification was erroneous when submitted or had become erroneous by reason of changed circumstances.

4. The terms “covered transaction”, “debarred”, “suspended”, “ineligible”, “lower tier covered transaction”, “participant”, “person”, “primary covered transaction”, “principal”, “proposal”, and “voluntarily excluded”, as used in these instructions and the certification below, have the meaning set out in the Definitions and Coverage sections of rules implementing Executive Order 12549.

5. The undersigned agrees that by submitting this certification that, should the proposed covered transaction be entered into, it shall not knowingly enter into any lower tier covered transaction with a person who is proposed for debarment under 48 C.F.R. part 9, subpart 9.4, debarred, suspended, declared ineligible, or voluntarily excluded from participation in this covered transaction, unless authorized by the department or agency with which this transaction originated.

6. The undersigned further agrees by submitting this certification that it will include this clause titled “Certification Regarding Debarment, Suspension, Ineligibility and Voluntary Exclusion — Lower Tier Covered Transaction,” without modification, in all lower tier covered transactions and in all solicitations for lower tier covered transactions.

7. A participant in a covered transaction may rely upon a certification of a prospective participant in a lower tier covered transaction that it is not proposed for debarment under 48 C.F.R. part 9, subpart 9.4, debarred, suspended, ineligible, or voluntarily excluded from covered transactions, unless it knows that the certification is erroneous. A participant may decide the method and frequency by which it determines the eligibility of its principals. Each participant may, but is not required to, check the List of Parties Excluded from Federal Procurement and Nonprocurement Programs.

8. Nothing contained in the foregoing shall be construed to require establishment of a system of records in order to render in good faith the certification required below. The knowledge and information of a participant is not required to exceed that which is normally possessed by a prudent person in the ordinary course of business dealings.

9. Except for transactions authorized under paragraph 5 of these instructions, if a participant in a covered transaction knowingly enters into a lower tier covered transaction with a person who is proposed for debarment under 48 C.F.R. part 9, subpart 9.4, suspended, debarred, ineligible, or voluntarily excluded from participation in this transaction, in addition to other remedies available to the Federal Government, the department or agency with which this transaction originated may pursue available remedies, including suspension and/or debarment.

Certification Regarding Debarment, Suspension, Ineligibility and Voluntary Exclusion — Lower Tier Covered Transactions

(1) The undersigned certifies that neither it nor its principals is presently debarred, suspended, proposed for debarment, declared ineligible, or voluntarily excluded from participation in this transaction by any Federal department or agency.

(2) Where the undersigned is unable to certify to any of the statements in this certification, such prospective participant shall attach an explanation to this certification.

Date:                     , 2012

, a
By:

By:
Name:
Title:

EXHIBIT 3

QALICB Compliance Certifications

The undersigned hereby certifies that [he/she] is an authorized representative of Dairyland HP LLC, a Delaware limited liability company (the “Borrower”), and pursuant to Section E of that certain Loan Agreement dated as of                     , 2012 (the “Loan Agreement”), between the Borrower and Commercial Lending II LLC, as lender thereto (“Lender”), further certifies to Lender as follows (capitalized terms not defined herein shall have the same meaning ascribed to them in the Loan Agreement):

1.	Borrower (i) has used the proceeds of the Loan from the Lender solely in for the purposes set forth in the Loan Agreement and for no other purpose;

2.	The Borrower has: no employees OR employees;

3.	if the Borrower has no employees, eighty-five percent (85%) or more of the use of the tangible property of the Borrower (whether owned or leased) is at the Premises, calculated in accordance with Treasury Regulation 1.45D-1(d)(4)(i)(B) (Attach summary information and calculations identifying the average values and locations of Borrower’s tangible property in the form set forth on Exhibit A hereto);

4.	if the Borrower has employees:

i.	fifty percent (50%) or more of the total gross income of the Borrower is derived from the active conduct of a qualified business (as defined in Treasury Regulation 1.45D-1(d)(5)) at the Premises, calculated in accordance with Treasury Regulation 1.45D-1(d)(4)(i)(A), or the requirements of subparagraph 4(ii) or 4(iii) are satisfied at a fifty percent (50%) threshold instead of forty percent (40%) (Attach summary information and calculations identifying the gross income of the Borrower and the locations at which such gross income was derived in the form set forth on Exhibit A hereto);

ii.	forty percent (40%) or more of the use of tangible property of the Borrower is at the Premises (Attach summary information and calculations identifying the average values and locations of Borrower’s tangible property in the form set forth on Exhibit A hereto); and

iii.	forty percent (40%) or more of the services performed for the Borrower by its employees are at the Premises, calculated in accordance with Treasury Regulation 1.45D-1(d)(4)(i)(C) (Attach summary information and calculations identifying the total amount paid by the Borrower for employee services and the amount paid by the Borrower for employee services and the locations at which such services are performed in the form set forth on Exhibit A hereto);

5.	less than five percent (5%) of the average of the aggregate unadjusted bases of the property of the Borrower is attributable to Collectibles not held primarily for sale to customers in the ordinary course of business (Attach summary information and calculations identifying the unadjusted bases of the Borrower in its property generally and, in particular, any collectibles it may own in the form set forth on Exhibit A hereto);

6.	less than five percent (5%) of the average of he aggregate unadjusted bases of the property of the Borrower is attributable to Nonqualified Financial Property (Attach summary information and calculations identifying the unadjusted bases of the Borrower in its property generally and, in particular, any nonqualified financial property it may own in the form set forth on Exhibit A hereto);

7.	the Borrower does not conduct any trade or business consisting of (i) the operation of (a) a private or commercial golf course, (b) a country club, (c) a massage parlor, (d) a hot tub facility, (e) a suntan facility, (f) a racetrack or other facility used for gambling, or (g) any store the principal business of which is the sale of alcoholic beverages for consumption off premises (collectively, the “Tenant Prohibited Activities”), (ii) the development or holding of intangibles for sale or license, or (iii) farming (within the meaning of Code Section 2032A(e)(5)(A) or (B) and the related Treasury Regulations);

8.	the Borrower does not lease any part of the Premises to, or otherwise permit any portion of the Premises to be used by, any Person engaged in one or more Tenant Prohibited Activities;

9.	the Borrower does not derive any portion of its rental revenue from residential rental of the Borrower’s property, nor does the Borrower use low-income housing tax credits in connection with any of its assets or property; and

10.	the Borrower has no plans to:

i.	expand or change its business or operations in any manner that would not enable it to maintain compliance with the preceding paragraphs of this certification; or

ii.	move or expand any existing operations to a new location.

THE FOREGOING IS HEREBY CERTIFIED AS TRUE, CORRECT, AND COMPLETE BY THE UNDERSIGNED OFFICER, AS OF THIS      DAY OF                     , 20    .

,a

By:

Name:

Title:

Exhibit A

to QALICB Compliance Certification

1.	Gross Income Test The Borrower has determined that the information set forth below accurately reflects the location of the source and the amount of the Borrower’s gross income:

	Income		Census Tract No.	Low-Income Community?
Total Annual Gross Income				YES/NO
a. Property 1	$			YES/NO
b. Property 2	$			YES/NO
c. Property 3	$			YES/NO
d. Property 4	$			YES/NO
e. Property 5	$			YES/NO
f. Property 6	$			YES/NO
Annual Income from LIC Tracts	$
% Annual Income - LIC Tracts		%

2.	Tangible Property Test The Borrower has determined that the information set forth below accurately reflects the value and location of the Borrower’s tangible property:

	Value		Census Tract No.	Low-Income Community?
Owned (Cost Basis)
a. Property 1	$			YES/NO
b. Property 2	$			YES/NO
c. Property 3	$			YES/NO
Leased (“Reasonable” Basis)
d. Property 4	$			YES/NO
e. Property 5	$			YES/NO
f. Property 6	$			YES/NO
Total Annual Value	$
Total Annual Value in LIC Tracts	$
% Annual Value in LIC Tracts		%

[If any property is used in more than one Census Tract, the value of such property shall be apportioned among Census Tracts in accordance with the example set forth in Treasury Regulation 1.45D-1(d)(4)(B)(2)]

3.	Services Test The Borrower has determined that the information set forth below accurately reflects the cost and location of services performed by the Borrower’s employees:

	Amount Paid for Employee Services		Census Tract No.	Low-Income Community?
Total Cost of Employee Services				YES/NO
a. Property 1				YES/NO
b. Property 2				YES/NO
c. Property 3				YES/NO
d. Property 4				YES/NO
e. Property 5				YES/NO
f. Property 6				YES/NO
Total Cost of Employee Services in LIC Tracts
% Cost of Employee Services in LIC Tracts		%

[If an employee (FTE) performs services in more than one Census Tract, the amount paid for such employee’s services shall be apportioned among such locations on the basis of the percentage of such employee’s time spent in each such location.]

4.	Collectibles and Non Qualified Financial Property Tests The Borrower has determined that the information set forth below accurately reflects the value of the Borrower’s “collectibles” and “non-qualified financial property” relative to the value of the Borrower’s assets:

	Amount	% of Unadjusted Bases in Assets
Average Aggregate Unadjusted Bases of all Property	$	100%
Basis attributable to Collectibles	$		%
Basis attributable to Non Qualified Financial Property	$		%